
                                                                   EXHIBIT(e)(4)

--------------------------------------------------------------------------------
                                                                 SERVICE REQUEST
--------------------------------------------------------------------------------

               PLATINUM
-----------------------
Investor(R) Survivor II
-----------------------
 THE UNITED STATES LIFE

--------------------------------------------------------------------------------

Platinum Investor Survivor II--Fixed Option
   . Division 18 - USL Declared Fixed Interest Account

Platinum Investor Survivor II--Variable Divisions
AIM Variable Insurance Funds
   . Division 130 - AIM V.I. International Growth
   . Division 131 - AIM V.I. Premier Equity
The Alger American Fund
   . Division 186 - Alger American Leveraged AllCap
   . Division 185 - Alger American MidCap Growth
American Century Variable Portfolios, Inc.
   . Division 153 - VP Value
Credit Suisse Trust
   . Division 173 - Small Cap Growth
Dreyfus Investment Portfolios
   . Division 155 - MidCap Stock
Dreyfus Variable Investment Fund
   . Division 140 - Developing Leaders
   . Division 139 - Quality Bond
Fidelity Variable Insurance Products
   . Division 159 - VIP Asset Manager
   . Division 158 - VIP Contrafund
   . Division 156 - VIP Equity-Income
   . Division 157 - VIP Growth
   . Division 180 - VIP Mid Cap
Franklin Templeton Variable Insurance Products Trust
   . Division 176 - Franklin Templeton Foreign Securities
   . Division 175 - Franklin Templeton Mutual Shares Securities
   . Division 181 - Franklin Templeton Small Cap Value Securities
   . Division 174 - Franklin Templeton U.S. Government
Janus Aspen Series
   . Division 160 - International Growth
   . Division 162 - Mid Cap Growth
   . Division 161 - Worldwide Growth
J.P. Morgan Series Trust II
   . Division 184 - JPMorgan Mid Cap Value
   . Division 163 - JPMorgan Small Company
MFS Variable Insurance Trust
   . Division 165 - MFS Capital Opportunities
   . Division 141 - MFS Emerging Growth
   . Division 166 - MFS New Discovery
   . Division 164 - MFS Research
Neuberger Berman Advisers Management Trust
   . Division 167 - Mid-Cap Growth
Oppenheimer Variable Account Funds
   . Division 182 - Oppenheimer Balanced
   . Division 183 - Oppenheimer Global Securities
PIMCO Variable Insurance Trust
   . Division 169 - PIMCO Real Return
   . Division 168 - PIMCO Short-Term
   . Division 170 - PIMCO Total Return
Putnam Variable Trust
   . Division 144 - Putnam VT Diversified Income
   . Division 145 - Putnam VT Growth and Income
   . Division 146 - Putnam VT Int'l Growth and Income
SunAmerica Series Trust
   . Division 179 - Aggressive Growth
   . Division 178 - SunAmerica Balanced
The Universal Institutional Funds, Inc.
   . Division 142 - Equity Growth
   . Division 143 - High Yield
VALIC Company I
   . Division 132 - International Equities
   . Division 133 - Mid Cap Index
   . Division 134 - Money Market I
   . Division 136 - Nasdaq-100 Index
   . Division 137 - Science & Technology
   . Division 138 - Small Cap Index
   . Division 135 - Stock Index
Van Kampen Life Investment Trust
   . Division 177 - Growth and Income
Vanguard Variable Insurance Fund
   . Division 171 - High Yield Bond
   . Division 172 - REIT Index

AGLC101119                                                              Rev0504

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
[LOGO] AIG American General                                                                        Variable Universal Life Insurance
                                                                                                                     Service Request

                                                                                                Complete and return this request to:
                                                                                                  Variable Universal Life Operations
The United States Life Insurance Company in the City of New York ("USL")                         PO BOX 4880 . Houston, TX 77210-480
A member company of American International Group, Inc.                                              (888) 325-9315 or (713) 831-3443
New York, NY                                                              Fax: (877) 445-3098 . Hearing Impaired/TDD: (888) 436-5258

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[ ] POLICY         1.   POLICY #:                                            CONTINGENT INSURED:
    IDENTIFICATION                ----------------------------------------                       ----------------------------------
                                                                             CONTINGENT INSURED:
                                                                                                 ----------------------------------
COMPLETE THIS SECTION   Address:                                                                             New Address (yes) (no)
   FOR ALL REQUESTS.             ---------------------------------------------------------------------------
                        Primary Owner (If other than an insured):
                                                                  ------------------------------------------
                        Address:                                                                             New Address (yes) (no)
                                 ---------------------------------------------------------------------------
                        Primary Owner's S.S. No. or Tax I.D. No.                      Phone Number:(   )     -
                                                                 --------------------                   -----  --------------------
                        Joint Owner (If applicable):
                                                     -------------------------------------------------------
                        Address:                                                                             New Address (yes) (no)
                                 ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

[ ] NAME CHANGE    2.   Change Name Of: (Circle One)   Contingent Insured   Owner   Payor   Beneficiary

Complete this section   Change Name From: (First, Middle, Last)                 Change Name To: (First, Middle, Last)
if the name of one of
    the Contingent      -----------------------------------------------------   ---------------------------------------------------
   Insureds, Owner,     Reason for Change: (Circle One)   Marriage   Divorce    Correction   Other (Attach copy of legal proof)
 Payor or Beneficiary
 has changed. (Please
 note, this does not
change the Contingent
   Insureds, Owner,
Payor or Beneficiary
     designation)
-----------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN      3.   INVESTMENT DIVISION                         PREM%   DED%
    ALLOCATION          (18) USL Declared Fixed Interest Account
                                                                    -----   ----
   PERCENTAGES          AIM Variable Insurance Funds
 Use this section to    (130) AIM V.I. International Growth
indicate how premiums                                               -----   ----
or monthly deductions   (131) AIM V.I. Premier Equity
 are to be allocated.                                               -----   ----
 Total allocation in    The Alger American Fund
   each column must     (186) Alger American Leveraged AllCap
  equal 100%; whole                                                 -----   ----
    numbers only.       (185) Alger American MidCap Growth
                                                                    -----   ----
                        American Century Variable Portfolios, Inc.
                        (153) VP Value
                                                                    -----   ----
                        Credit Suisse Trust
                        (173) Small Cap Growth
                                                                    -----   ----
                        Dreyfus Investment Portfolios
                        (155) MidCap Stock
                                                                    -----   ----
                        Dreyfus Variable Investment Fund
                        (140) Developing Leaders
                                                                    -----   ----
                        (139) Quality Bond
                                                                    -----   ----
                        Fidelity Variable Insurance Products
                        (159) VIP Asset Manager
                                                                    -----   ----
                        (158) VIP Contrafund
                                                                    -----   ----
                        (156) VIP Equity-Income
                                                                    -----   ----
                        (157) VIP Growth
                                                                    -----   ----
                        (180) VIP Mid Cap
                                                                    -----   ----
                        Franklin Templeton Variable Insurance
                           Products Trust
                        (176) FT Foreign Securities
                                                                    -----   ----
                        (175) FT Mutual Shares Securities
                                                                    -----   ----
                        (181) FT Small Cap Value Securities
                                                                    -----   ----
                        (174) FT U.S. Government
                                                                    -----   ----
                        Janus Aspen Series
                        (160) International Growth
                                                                    -----   ----
                        (162) Mid Cap Growth
                                                                    -----   ----
                        (161) Worldwide Growth
                                                                    -----   ----
                        J.P. Morgan Series Trust II
                        (184) JPMorgan Mid Cap Value
                                                                    -----   ----
                        (163) JPMorgan Small Company
                                                                    -----   ----
                        MFS Variable Insurance Trust
                        (165) MFS Capital Opportunities
                                                                    -----   ----
                        (141) MFS Emerging Growth
                                                                    -----   ----
                        (166) MFS New Discovery
                                                                    -----   ----
                        (164) MFS Research
                                                                    -----   ----
                        Neuberger Berman Advisers Management
                           Trust
                        (167) Mid-Cap Growth
                                                                    -----   ----
                        Oppenheimer Variable Account Funds
                        (182) Oppenheimer Balanced
                                                                    -----   ----
                        (183) Oppenheimer Global Securities
                                                                    -----   ----
                        PIMCO Variable Insurance Trust
                        (169) PIMCO Real Return
                                                                    -----   ----
                        (168) PIMCO Short-Term
                                                                    -----   ----
                        (170) PIMCO Total Return
                                                                    -----   ----
                        Putnam Variable Trust
                        (144) Putnam VT Diversified Income
                                                                    -----   ----
                        (145) Putnam VT Growth and Income
                                                                    -----   ----
                        (146) Putnam VT Int'l Growth and Income
                                                                    -----   ----
                        SunAmerica Series Trust
                        (179) Aggressive Growth
                                                                    -----   ----
                        (178) SunAmerica Balanced
                                                                    -----   ----
                        The Universal Institutional Funds, Inc.
                        (142) Equity Growth
                                                                    -----   ----
                        (143) High Yield
                                                                    -----   ----
                        VALIC Company I
                        (132) International Equities
                                                                    -----   ----
                        (133) Mid Cap Index
                                                                    -----   ----
                        (134) Money Market I
                                                                    -----   ----
                        (136) Nasdaq-100 Index
                                                                    -----   ----
                        (137) Science & Technology
                                                                    -----   ----
                        (138) Small Cap Index
                                                                    -----   ----
                        (135) Stock Index
                                                                    -----   ----
                        Van Kampen Life Investment Trust
                        (177) Growth and Income
                                                                    -----   ----
                        Vanguard Variable Insurance Fund
                        (171) High Yield Bond
                                                                    -----   ----
                        (172) REIT Index
                                                                    -----   ----
                        Other:
                               ----------------------------------   -----   ----
                                                                     100%   100%
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AGLC101119                                                               Rev0504

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[ ] MODE OF        4.    Indicate frequency and premium amount desired: $      Annual $      Semi-Annual $      Quarterly
    PREMIUM                                                              -----         -----              -----
    PAYMENT/BILLING
    METHOD CHANGE                                                   $        Monthly (Bank Draft Only)
                                                                     -------
 Use this section to
  change the billing     Indicate billing method desired:    Direct Bill     Pre-Authorized Bank Draft (attach a Bank Draft
   frequency and/or                                      ---             ---
  method of premium      Authorization Form and "Void" Check)
    payment. Note,
however, that USL will   Start Date:     /      /
  not bill you on a                 -----  -----  -----
direct monthly basis.
 Refer to your policy
   and its related
prospectus for further
information concerning
 minimum premiums and
   billing options.
------------------------------------------------------------------------------------------------------------------------------------
[ ] LOST POLICY    5.    I/we hereby certify that the policy of insurance for the listed policy has been   LOST   DESTROYED   OTHER.
    CERTIFICATE                                                                                         ---    ---         ---
                         Unless I/we have directed cancellation of the policy, I/we request that a:
Complete this section
  if applying for a                                 Certificate of Insurance at no charge
    Certificate of                  ---------------
Insurance or duplicate
 policy to replace a                                Full duplicate policy at a charge of $25
  lost or misplaced                 ---------------
  policy. If a full
 duplicate policy is     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
  being requested, a     policy to USL for cancellation.
 check or money order
for $25 payable to USL
  must be submitted
   with this request.
------------------------------------------------------------------------------------------------------------------------------------
[ ] DOLLAR COST    6.    Day of the month for transfers           (Chose a day of the month between 1-28)
    AVERAGING                                          -----------
                         Frequency of transfers:     Monthly     Quarterly     Semi-Anually     Anually
    ($5,000 MINIMUM                             -----       -----         -----            -----
       BEGINNING         DCA to be made from the following investment option:
  ACCUMULATION VALUE)                                                        --------------------------------------
                         Transfer: $                            ($100 minimum, whole dollars only)
   An amount can be                 ----------------------------
    systematically
 transferred from any    (18) USL Declared Fixed Interest Account $             MFS Variable Insurance Trust
one investment option                                              ----------   (165) MFS Capital Opportunities         $
  directed to one or     AIM Variable Insurance Funds                                                                    ----------
more of the investment   (130) AIM V.I. International Growth      $             (141) MFS Emerging Growth               $
options below. The USL                                             ----------                                            ----------
    Declared Fixed       (131) AIM V.I. Premier Equity            $             (166) MFS New Discovery                 $
 Interest Account is                                               ----------                                            ----------
  not available for      The Alger American Fund                                (164) MFS Research                      $
Dollar Cost Averaging.   (186) Alger American Leveraged AllCap    $                                                      ----------
 Please refer to the                                               ----------   Neuberger Berman Advisers Management Trust
 prospectus for more     (185) Alger American MidCap Growth       $             (167) Mid-Cap Growth                    $
  information on the                                               ----------                                            ----------
Dollar Cost Averaging    American Century Variable Portfolios, Inc.             Oppenheimer Variable Account Funds
    (DCA) option.        (153) VP Value                           $             (182) Oppenheimer Balanced              $
                                                                   ----------                                            ----------
  NOTE: Dollar Cost      Credit Suisse Trust                                    (183) Oppenheimer Global Securities     $
   Averaging is not      (173) Small Cap Growth                   $                                                      ----------
   available if the                                                ----------   PIMCO Variable Insurance Trust
Automatic Rebalancing    Dreyfus Investment Portfolios                          (169) PIMCO Real Return                 $
   option has been       (155) MidCap Stock                       $                                                      ----------
       chosen.                                                     ----------   (168) PIMCO Short-Term                  $
                         Dreyfus Variable Investment Fund                                                                ----------
                         (140) Developing Leaders                 $             (170) PIMCO Total Return                $
                                                                   ----------                                            ----------
                         (139) Quality Bond                       $             Putnam Variable Trust
                                                                   ----------   (144) Putnam VT Diversified Income      $
                         Fidelity Variable Insurance Products                                                            ----------
                         (159) VIP Asset Manager                  $             (145) Putnam VT Growth and Income       $
                                                                   ----------                                            ----------
                         (158) VIP Contrafund                     $             (146) Putnam VT Int'_ Growth and Income $
                                                                   ----------                                            ----------
                         (156) VIP Equity-Income                  $             SunAmerica Series Trust
                                                                   ----------   (179) Aggressive Growth                 $
                         (157) VIP Growth                         $                                                      ----------
                                                                   ----------   (178) SunAmerica Balanced               $
                         (180) VIP Mid Cap                        $                                                      ----------
                                                                   ----------   The Universal Institutional Funds, Inc.
                         Franklin Templeton Variable Insurance Products Trust   (142) Equity Growth                     $
                         (176) FT Foreign Securities              $                                                      ----------
                                                                   ----------   (143) High Yield                        $
                         (175) FT Mutual Shares Securities        $                                                      ----------
                                                                   ----------   VALIC Company I
                         (181) FT Small Cap Value Securities      $             (132) International Equities            $
                                                                   ----------                                            ----------
                         (174) FT U.S. Government                 $             (133) Mid Cap Index                     $
                                                                   ----------                                            ----------
                         Janus Aspen Series                                     (134) Money Market I                    $
                         (160) International Growth               $                                                      ----------
                                                                   ----------   (136) Nasdaq-100 Index                  $
                         (162) Mid Cap Growth                     $                                                      ----------
                                                                   ----------   (137) Science & Technology              $
                         (161) Worldwide Growth                   $                                                      ----------
                                                                   ----------   (138) Small Cap Index                   $
                         J.P. Morgan Series Trust II                                                                     ----------
                         (184) JPMorgan Mid Cap Value             $             (135) Stock Index                       $
                                                                   ----------                                            ----------
                         (163) JPMorgan Small Company             $             Van Kampen Life Investment Trust
                                                                   ----------   (177) Growth and Income                 $
                                                                                                                         ----------
                                                                                Vanguard Variable Insurance Fund
                                                                                (171) High Yield Bond                   $
                                                                                                                         ----------
                                                                                (172) REIT Index                        $
                                                                                                                         ----------
                                                                                Other:                                  $
                                                                                      --------------------------------   ----------
                                 INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
                         -------
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AGLC101119                                                               Rev0504

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
[ ] AUTOMATIC      7.    Indicate frequency :    Quarterly       Semi-Annually      Annually
    REBALANCING                              ---           -----              -----

                                            (Division Name or Number)                             (Division Name or Number)
   ($5,000 minimum                 % :                                                   % :
 accumulation value)     ----------   --------------------------------------   ----------   --------------------------------------
 Use this section to               % :                                                   % :
  apply for or make      ----------   --------------------------------------   ----------   --------------------------------------
 changes to Automatic              % :                                                   % :
  Rebalancing of the     ----------   --------------------------------------   ----------   --------------------------------------
 variable divisions.               % :                                                   % :
 Please refer to the     ----------   --------------------------------------   ----------   --------------------------------------
 prospectus for more               % :                                                   % :
  information on the     ----------   --------------------------------------   ----------   --------------------------------------
      Automatic                    % :                                                   % :
 Rebalancing Option.     ----------   --------------------------------------   ----------   --------------------------------------
  Note: Dollar Cost                % :                                                   % :
   Averaging is not      ----------   --------------------------------------   ----------   --------------------------------------
   available if the                % :                                                   % :
      Automatic          ----------   --------------------------------------   ----------   --------------------------------------
  Rebalancing Option               % :                                                   % :
      is chosen.         ----------   --------------------------------------   ----------   --------------------------------------
                                   % :                                                   % :
                         ----------   --------------------------------------   ----------   --------------------------------------

                                        Initial Here To Revoke Automatic Rebalancing Election
                         ---------------
------------------------------------------------------------------------------------------------------------------------------------
[ ] AUTHORIZATION  8.    I (or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to transfer
    FOR                  values among the Variable Divisions and USL Declared Fixed Interest Account and to change allocations for
    TRANSACTIONS         future premium payments and monthly deductions.
    ONLY
                         Initial the designation you prefer:
   Complete this                 Policy Owner(s) only -- If Joint Owners, either one acting independently.
 section if you are      -------
  applying for or                Policy Owner(s) or Agent/Registered Representative who is appointed to represent USL and the firm
  revoking current       -------
     e-service           authorized to service my policy.
    privileges.
                         USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                                   Initial Here To Revoke e-service privilege authorization.
                         ---------
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[ ] CORRECT AGE    9.
                         Name of Contingent Insured for whom this correction is submitted:
 Use this section to                                                                       ----------------
  correct the age of     Correct DOB:          /         /
  any person covered                  --------- --------- --------
  under this policy.
 Proof of the correct
  date of birth must
    accompany this
       request.
-----------------------------------------------------------------------------------------------------------------------------------
[ ] TRANSFER OF    10.                                            (Division Name or Number)          (Division Name or Number)
    ACCUMULATED
    VALUES               Transfer $         or          % from                                 to
                                   ---------  ----------      ---------------------------------  ---------------------------------
  Use this section if    Transfer $         or          % from                                 to
   you want to move                ---------  ----------      ---------------------------------  ---------------------------------
     money between       Transfer $         or          % from                                 to
    divisions. The                 ---------  ----------      ---------------------------------  ---------------------------------
  minimum amount for     Transfer $         or          % from                                 to
 transfers is $500.00.             ---------  ----------      ---------------------------------  ---------------------------------
 Withdrawals from the    Transfer $         or          % from                                 to
  USL Declared Fixed               ---------  ----------      ---------------------------------  ---------------------------------
 Interest Account to a   Transfer $         or          % from                                 to
 Variable Division may             ---------  ----------      ---------------------------------  ---------------------------------
  only be made within    Transfer $         or          % from                                 to
  the 60 days after a              ---------  ----------      ---------------------------------  ---------------------------------
 contract anniversary.   Transfer $         or          % from                                 to
     See transfer                  ---------  ----------      ---------------------------------  ---------------------------------
 limitations outlined    Transfer $         or          % from                                 to
  in prospectus. If a              ---------  ----------      ---------------------------------  ---------------------------------
  transfer causes the    Transfer $         or          % from                                 to
    balance in any                 ---------  ----------      ---------------------------------  ---------------------------------
   division to drop
    below $500, USL
 reserves the right to
     transfer the
  remaining balance.
     Amounts to be
 transferred should be
  indicated in dollar
     or percentage
 amounts, maintaining
      consistency
      throughout.
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AGLC101119                                                               Rev0504

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
[ ]  REQUEST FOR   11.
     PARTIAL                   I request a partial surrender of $           or           % of the net cash surrender value.
     SURRENDER/          ------                                  ----------    ----------
     POLICY LOAN               I request a loan in the amount of $              .
                         ------                                   --------------
  Use this section to          I request the maximum loan amount available from my policy.
  apply for a partial    ------
   surrender from or
  policy loan against    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages
  policy values. For     in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed Interest Account and
 detailed information    Variable Divisions in use.
 concerning these two
 options please refer    -----------------------------------------------------------------------------------------------------------
  to your policy and
      its related        -----------------------------------------------------------------------------------------------------------
    prospectus. If
    applying for a       -----------------------------------------------------------------------------------------------------------
 partial surrender, be
 sure to complete the
 Notice of Withholding
    section of this
  Service Request in
   addition to this
       section.
------------------------------------------------------------------------------------------------------------------------------------
[ ] NOTICE OF      12.   The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING          subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding
 Complete this section   apply by checking the appropriate box below. If you elect not to have withholding apply to your
  if you have applied    distribution or if you do not have enough income tax withheld, you may be responsible for payment of
     for a partial       estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax
 surrender in Section    are not sufficient.
          11.
                         Check one:       I do want income tax withheld from this distribution.
                                   ------
                                          I do not want income tax withheld from this distribution.
                                   ------

                         If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
------------------------------------------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/   13.   -----------------------------------------------------------------------------------------------------------
    SIGNATURE            CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section
 Complete this section   3406(a)(1)(c) of the Internal Revenue Code.
   for ALL requests.     The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                         -----------------------------------------------------------------------------------------------------------

                         Dated at                                this        day of                                 ,
                                  ------------------------------      ------        --------------------------------  -------------
                                 (City, State)

                         X                                                     X
                         ---------------------------------------------------   -----------------------------------------------------
                         SIGNATURE OF OWNER                                    SIGNATURE OF WITNESS

                         X                                                     X
                         ---------------------------------------------------   -----------------------------------------------------
                         SIGNATURE OF JOINT OWNER                              SIGNATURE OF WITNESS

                         X                                                     X
                         ---------------------------------------------------   -----------------------------------------------------
                         SIGNATURE OF ASSIGNEE                                 SIGNATURE OF WITNESS

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                                                             PAGE 5 OF 5

AGLC101119                                                               Rev0504